OPTION TO PURCHASE COMMON STOCK
                                       OF
                 INTERACTIVE BUYERS NETWORK INTERNATIONAL, LTD.


          For and in consideration of good and valuable consideration received from Dennis W. McQuilliams ("McQuilliams"), Donald E. Britton ("Britton") and David K. Brazier ("Brazier") (McQuilliams, Britton and Brazier are hereinafter collectively referred to as the "WPG Shareholders.") and as an incentive to the WPG Shareholders to generate revenue for the company, Interactive Buyers Network International, Ltd., a Nevada corporation, hereby agrees to grant to DX3, Inc., a corporation of the State of Washington and owned by the WPG Shareholders ("Optionee"), an option to purchase Five Hundred Thousand (500,000) shares of restricted common stock of Interactive Buyers Network International, Ltd.in accordance with the following terms and conditions:

     1.  GRANT  OF  OPTION.  Interactive  Buyers  Network International, Ltd., a
         -----------------
corporation having an address at 5720 Ralston Street, Suite 312, Ventura, CA 93003 (hereinafter referred to as "Optionor"), subject to the terms and conditions of this Option hereby grants to Optionee, having an address at P.O. Box 2347, Woodinville, WA 98072, an option to purchase Five Hundred Thousand (500,000) shares of the restricted common stock of Interactive Buyers Network International, Ltd. (hereinafter referred to as the "Common Stock") at any time within ten years following the date of this Option (hereinafter referred to as the "Option"). After such date, the Option shall be canceled.

     2.     EXERCISE  PRICE.  The  exercise  price  for  all  options  granted
            ---------------
hereunder  shall  be  Fifty Nine Cents  ($ 0.59 ) per share of the Common Stock.

     3.     VESTING OF OPTION.  The right of Optionee to exercise the Option and
            -----------------
purchase the Common Stock shall be subject to the following additional terms and conditions:

     (a) All of the Option shall be restricted from exercise by Optionee in accordance with the provisions hereof until such restrictions (the "Restrictions") are terminated as provided in subparagraph 3(b) below.

     (b) The Restrictions on the right to exercise the Option by Optionee shall terminate as to two and three-quarters percent (2 3/4%) of the shares of Common Stock subject to the Option upon the expiration of each full month, from the date of this option, until such time, if any, as the Restrictions shall have lapsed as to all of the Common Stock (as an example, after three months the Option will be exercisable for 41,250 shares of Common Stock (3 times .0275 times 500,000). In addition, the Restrictions on the right to exercise the Option shall terminate after Optionor has received total gross revenue totaling $500,000 from sales or use of Base Publisher, as defined in paragraph "F" of the "Stock Purchase and Exchange Agreement" herein made a part of this agreement, ("BP"), a product now under development by WPG with release expected by July 1998. The total gross revenue will be calculated quarterly based upon financial records of Optionor, subject to adjustment annually upon audit by Optionor's independent auditors.

     (c) Until the termination of the Restrictions as provided in subparagraph 3(b) hereof, none of the unexercised Option may be assigned, transferred, pledged or hypothecated in any way, except to Optionor, nor shall any of such Option be assignable by operation of law, or be subject to execution, attachment or similar process. Any attempt at assignment, transfer, pledge, hypothecation or other disposition contrary to the provisions of this Option, and the levy of any execution, attachment or similar process upon or against this Option shall be null and void and without effect.

     (d) In the event of a change in control or ownership of Optionor, the Unvested Option shall vest in its entirety simultaneously with the change in control.

     4.  PROCEDURE  FOR  EXERCISE  OF  OPTION.  Except  as provided herein, upon
         ------------------------------------
delivery of a copy of this Option with the Exercise Form annexed hereto, duly executed, together with payment of the exercise price of the shares of Common Stock being purchased, Optionor will deliver the shares of Common Stock to Optionee at such address as Optionee may designate. This Option shall be deemed to have been exercised immediately prior to the close of business on the day after which the duly executed Exercise Form and payment of the exercise price is received by Optionor.

     5.  SURVIVAL  OF  REPRESENTATIONS  AND WARRANTIES.  All representations and
         ---------------------------------------------
warranties set forth in this Agreement shall survive the exercise of this Option.

     6.  ADJUSTMENTS  IN  EXERCISE  PRICE  AND  COMMON STOCK. If the outstanding
         ---------------------------------------------------
shares of Optionor's Common Stock at any time shall be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, the Common Stock then subject to this Option, and the price at which Optionee shall be entitled to purchase such Common Stock as provided in paragraph 2 above, shall be proportionately and equitably adjusted.

     7.  REPRESENTATIONS  BY  OPTIONOR.  In order to induce the WPG Shareholders
         -----------------------------
and Optionee to enter into this agreement, Optionor unconditionally warrants, represents and guarantees that:

     (a) Upon exercise of the Option by Optionee pursuant to this agreement, Optionee will thereby acquire good, absolute marketable title to the Common Stock, which will be free and clear of all liens, encumbrances and restrictions (excluding securities law restrictions) of any nature whatsoever.

     (b) The Common Stock, when issued, will be fully paid and non-assessable.

     (c) All corporate and other proceedings required to be taken by Optionor in order to enter into and to carry out this agreement have been duly and properly taken. This agreement has been duly executed by Optionor and constitutes its valid and binding obligation. The execution and delivery of this agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, Optionor's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which Optionor is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body.

     (d) When duly executed and delivered, this Agreement is legal, valid, and enforceable by Optionee according to its terms.

     8.  REPRESENTATIONS  BY  OPTIONEE  AND  THE  WPG  SHAREHOLDERS. In order to
         ----------------------------------------------------------
induce Optionor to enter into this agreement, Optionee and the WPG Shareholders each individually and unconditionally warrant, represent and guarantee that:

     (a) The Option is being acquired and will be taken and received for DX3's private, personal investment for it's own account, with no present intention of distributing any of the Option or underlying shares to others.

     (b) DX3 has no contract, undertaking, agreement or arrangement with any person or persons to sell, transfer or otherwise distribute to such persons or to have any such person sell, transfer or otherwise distribute for DX3 any of the Option or any interest therein, and DX3 is presently not engaged, nor does DX3 plan to engage within the presently foreseeable future, in any discussions with any person relative to such sale, transfer or other distribution of any of the Option or any interest therein.

     (c) DX3 has no present obligation, indebtedness or commitment pending, nor is any circumstance in existence which will compel it to secure funds by the sale, transfer or other distribution of any of the Option or any interest therein, nor is DX3 a party to any plan or undertaking requiring funds which can be consummated only by the sale, transfer or other distribution of any of the Option or any interest therein.

     (d) DX3 fully comprehends that you are relying to a material degree on the representations, warranties and covenants contained herein, and with such realization authorize you to act as you may see fit in reliance thereon, including without limitation the placement of the following legend on any stock certificate issued, in addition to any other legends that may be imposed thereon, and to the imposition of stop transfer orders against DX3's Option or the underlying shares:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE "RESTRICTED SECURITIES," AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS NOT REQUIRED TO BE REGISTERED UNDER THE ACT."

     (e) DX3 agrees that none of the Option or any interest therein will be sold, transferred or otherwise disposed of unless and until registered under the Securities Act of 1933, as amended (the "Act"), or similar successor law, without first having presented to you or your counsel (i) an unqualified written opinion of counsel experienced in securities law matters satisfactory to you indicating that the proposed transfer will not be in violation of any of the registration provisions of the Act or similar successor law, and the rules and regulations promulgated thereunder, or (ii) a "no-action" letter to such effect issued by the Securities and Exchange Commission. In any event and regardless of when any such sale, transfer or other disposition of any Option or securities or any interest therein may be made, DX3 will make no sale, transfer pledge or other disposition of any of the Option or securities or any interest therein without first having presented to you (i) an unqualified opinion of such counsel indicating exemption from, compliance with, or qualification under all applicable state securities or "blue sky" laws, and (ii) DX3's indemnification of you against any liabilities, costs or expenses which might result should any such transfer, sale or other disposition (or any action by any broker or dealer in connection with the foregoing) violate or be alleged to violate the Act, the rules and regulations promulgated thereunder, or any applicable federal laws or state securities or "blue sky" laws or regulations or any court or administrative order.

     (f)

     (g) In the case of sales pursuant to Rule 144 of the Securities and Exchange Commission, in addition to the matters set forth above, DX3 will forward to you a copy of the Form 144 as filed with the Securities and Exchange Commission, and a letter from the executing broker indicating compliance with Rule 144. If Rule 144 is amended or if the interpretation of the Securities and Exchange Commission thereof in effect at the time of any sale by DX3 of any of the Option or securities has changed, DX3 will provide you with such additional documents as you may reasonably require. DX3 understands that sales by DX3 of any of the Option or securities made in reliance on Rule 144 could be made only in certain limited amounts and in a specified manner, only after certain holding periods have been met, and only when there were available specified current public information, all in accordance with the terms and conditions of the Rule. DX3 understands that if Rule 144 is not available, compliance with some other exemption under the Act will be required if any of the Option or securities are to be sold in compliance herewith but without registration under the Act.

     10.  NOTICES.  Except  as  provided herein, all notices, correspondence and
          -------
payments, etc., required or permitted to be given under this agreement shall be in writing and shall be delivered personally or sent by registered or certified mail return receipt requested (first-class, postage prepaid), to such party at the address set forth above or at such other address as such party shall have designated by notice duly given in the manner above provided. Notices given by mail shall be deemed given four (4) days from the date of mailing.

     11.  ENTIRE  AGREEMENT;  COUNTERPARTS.  This  agreement contains the entire
          --------------------------------
agreement between the parties with respect to the option. It may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts together constitute only one and the same instrument. For purposes of executing this agreement, a document signed and transmitted by facsimile machine or telecopier is to be treated as an original document.

     12.  INTERPRETATION.  Each  party  has  participated  fully  in  the review
          --------------
and revision  of  this  agreement.

     13.  MODIFICATION.  This  agreement  shall  become effective as of the date
          ------------
hereof. No modification or amendment of this agreement shall be effective unless such modification or amendment shall be evidenced in writing and signed by the parties hereto.

     14.  WAIVER.  The  failure  of  either  party  at  any  time  to  require
          ------
performance by the other party of any provision hereof shall not affect in any way the full right to require such performance at any time thereafter. Nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself. No waiver shall be deemed to be a continuing waiver unless so expressly stated in writing.

     15.  NECESSARY  ACTS.  Each  of  the  parties  hereto hereby agrees, at the
          ---------------
request of the other party, to execute such documents and perform such other acts as may be necessary to carry out the provisions of this agreement.

     16.  BINDING  AGREEMENT.  This agreement shall be binding upon and inure to
          ------------------
the  benefit  of  the  parties  and  their  successors  and  assigns.

     17.  GOVERNING  LAW.  This  agreement shall be governed by and construed in
          --------------
accordance  with  the  laws  of  the  State  of  California.

     18.  CLAUSE  HEADINGS.  The  headings  and subheadings of clauses contained
          ----------------
herein are used for convenience and ease of reference and shall not limit the scope or intent of the clause.

     IN WITNESS WHEREOF, the parties have caused this agreement to be duly executed as of the tenth day of June, 1998.

INTERACTIVE  BUYERS  NETWORK          DX3,  INC.
INTERNATIONAL,  LTD.


By:                                         By:
   ------------------------------           ---------------------------------
       Robert C. McShirley, President           Dennis W. McQuilliams, President


------------------------------           ---------------------------------
Dennis  W.  McQuilliams                  Donald  E.  Britton


------------------------------
David  K.  Brazier

                              OPTION EXERCISE FORM

                                 COMMON STOCK OF

                 INTERACTIVE BUYERS NETWORK INTERNATIONAL, LTD.

     The undersigned hereby exercises the right to purchase _______ shares of the Common Stock covered by the attached Option Agreement (the "Securities"), according to the conditions thereof, and herewith makes payment in full in the amount of $__________ for such shares.

     Optionee  unconditionally  warrants,  represents  and  guarantees  that:

     (a) The Securities are being acquired and will be taken and received for it's private, personal investment for it's own account.

     (d) DX3 fully comprehend that you are relying to a material degree on the representations, warranties and covenants contained herein, and with such realization authorize you to act as you may see fit in reliance thereon, including without limitation the placement of the following legend on any stock certificate issued, in addition to any other legends that may be imposed thereon, and to the imposition of stop transfer orders against my securities:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE "RESTRICTED SECURITIES," AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS NOT REQUIRED TO BE REGISTERED UNDER THE ACT."

     (e) DX3 agrees that none of the Securities or any interest therein will be sold, transferred or otherwise disposed of unless and until registered under the Securities Act of 1933, as amended (the "Act"), or similar successor law, without first having presented to you or your counsel (i) an unqualified written opinion of counsel experienced in securities law matters satisfactory to you indicating that the proposed transfer will not be in violation of any of the registration provisions of the Act or similar successor law, and the rules and regulations promulgated thereunder, or (ii) a "no-action" letter to such effect issued by the Securities and Exchange Commission. In any event and regardless of when any such sale, transfer or other disposition of any Securities or any interest therein may be made, DX3 will make no sale, transfer pledge or other disposition of any of the Securities or any interest therein without first having presented to you (i) an unqualified opinion of such counsel indicating exemption from, compliance with, or qualification under all applicable state securities or "blue sky" laws, and (ii) DX3's indemnification of you against any liabilities, costs or expenses which might result should any such transfer, sale or other disposition (or any action by any broker or dealer in connection with the foregoing) violate or be alleged to violate the Act, the rules and regulations promulgated thereunder, or any applicable federal laws or state securities or "blue sky" laws or regulations or any court or administrative order.

     (g) In the case of sales pursuant to Rule 144 of the Securities and Exchange Commission, in addition to the matters set forth above, DX3 will forward to you a copy of the Form 144 as filed with the Securities and Exchange Commission, and a letter from the executing broker indicating compliance with Rule 144. If Rule 144 is amended or if the interpretation of the Securities and Exchange Commission thereof in effect at the time of any sale by DX3 of any of the Securities has changed, DX3 will provide you with such additional documents as you may reasonably require. DX3 understand that sales by me of any of the Securities made in reliance on Rule 144 could be made only in certain limited amounts and in a specified manner, only after certain holding periods have been met, and only when there were available specified current public information, all in accordance with the terms and conditions of the Rule. DX3 understands that if Rule 144 is not available, compliance with some other exemption under the Act will be required if any of the Securities are to be sold in compliance herewith but without registration under the Act.

                         DX3,  INC.



                         By:____________________________________




                         Address:  ____________________________

                                   ____________________________

                                   ____________________________


Dated:  ______________,  _____.